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                       SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549



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                                    FORM 8-K


                                 CURRENT REPORT
                       PURSUANT TO SECTION 13 OR 15(D) OF
                       THE SECURITIES EXCHANGE ACT OF 1934


       Date of report (date of earliest event reported): November 18, 1997



                             DUKE ENERGY CORPORATION
             (Exact name of registrant as specified in its charter)




NORTH CAROLINA                           1-4928             56-0205520
(State of other jurisdiction of  (Commission File Number)   (I.R.S. Employer
incorporation)                                               Identification No.)


422 SOUTH CHURCH STREET                                       28202-1904
CHARLOTTE, NORTH CAROLINA                                     (Zip Code)
(Address of principal executive offices)









        REGISTRANT'S TELEPHONE NUMBER, INCLUDING AREA CODE: 704-594-0887


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ITEM 5.  OTHER EVENTS.

         Duke Energy Corporation (the "registrant") announced on November 18, 1997, that it had agreed to purchase, through its subsidiary Duke Energy Power Services, Inc., three power plants from Pacific Gas and Electric Company for an aggregate purchase price of $501 million.

         A copy of the registrant's press release announcing the agreement is filed herewith as Exhibit 2, and is incorporated by reference herein.


ITEM 7.   FINANCIAL STATEMENTS, PRO FORMA FINANCIAL
              INFORMATION AND EXHIBITS.

         The following exhibit is filed herewith:

               2      Press Release of registrant dated November 18, 1997





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                                    SIGNATURE

         Pursuant to the requirements of the Securities and Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.


                                        DUKE ENERGY CORPORATION
                                        (registrant)



                                        By:   _________________________
                                                 Richard J. Osborne
                                                 Executive Vice President
                                                 and Chief Financial Officer

Dated:     November 19, 1997



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                                  EXHIBIT INDEX


EXHIBIT                                    DESCRIPTION
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    2                      Press Release of registrant dated November 18, 1997



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